UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CuRRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2019

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Bedminster One 135 Route 202/206 Bedminster, New Jersey		07921
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 731-0700

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 8, 2019, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”) entered into Amendment No. 2 dated as of April 8, 2019 (the “Amendment”) to the Rights Agreement dated as of April 9, 2013 between the Company and Broadridge Corporate Issuer Solutions, Inc., as rights agent (as amended by Amendment No. 1 dated as of April 8, 2016, the “Rights Agreement”).

Under the terms of the Amendment, the expiration date of the shareholder rights contemplated by the Rights Agreement has been extended to April 9, 2022, unless earlier redeemed or exchanged by the Company. The Rights Agreement has also been amended to change the purchase price for the exercise of rights under the rights plan from $27.50 to $28.00.

A copy of the Amendment is attached to this Form 8-K as Exhibit 4.1 and is incorporated herein by reference. A copy of the Rights Agreement as originally executed is attached as an Exhibit to the Registration Statement on form 8-A filed by the Company on April 9, 2013, and is incorporated herein by reference. A copy of Amendment No. 1 dated as of April 8, 2016 as originally executed is attached as an Exhibit to the Registration Statement on Form 8-A/A filed by the Company on April 11, 2016, and is incorporated herein by reference. The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment attached as Exhibit 4.1 hereto.

Item 3.03. Material Modifications to Rights of Security Holders.

Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

On April 9, 2019, the Company issued a press release which announced the Amendment referred to under Item 1.01 above. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
4.1	Amendment No. 2 to the Rights Agreement, dated as of April 8, 2019, between GAIN Capital Holdings, Inc. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent.
99.1	GAIN Capital Holdings, Inc. Press Release dated April 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Diego Rotsztain
	Name:	Diego Rotsztain
	Title:	EVP, General Counsel and Secretary

April 9, 2019